Exhibit 99.1

Banc of California Reports Third Quarter Earnings

IRVINE, Calif., (October 29, 2015) – Banc of California, Inc. (NYSE: BANC) today reported net income of $14.5 million and net income available to common shareholders of $11.5 million, resulting in $0.29 per diluted common share for the quarter ended September 30, 2015.

Net income available to common shareholders for the nine months ended September 30, 2015 was $36.2 million, resulting in $0.93 per diluted common share, compared to $17.4 million, resulting in $0.63 per diluted common share for the nine months ended September 30, 2014.

Highlights for the third quarter, compared to the prior quarter, included:

•	Record quarterly core deposit growth exceeding $500 million (net of branch sales and offsetting the reduction in brokered and treasury deposits)

•	Record quarterly commercial banking segment loan originations of $729 million (excludes mortgage banking originations)

•	Noninterest bearing deposits increased by $143 million, or 17%, quarter over quarter and now exceed $1 billion

•	Noninterest expenses declined by $6.2 million quarter over quarter

•	Continued strong and stable asset quality

“The third quarter was highlighted by strong core deposit growth and accelerating loan originations in our commercial banking segment,” said Steven Sugarman, Chairman and Chief Executive Officer. “We are especially pleased with the growth of noninterest bearing deposits during the quarter which reflect our team’s success growing and deepening client relationships.”

The Company’s consolidated assets totaled $7.3 billion at September 30, 2015, an increase of $0.8 billion compared to the prior quarter, and an increase of $2.7 billion compared to a year ago. Return on average assets for the third quarter was 0.9%, and return on average tangible common equity was 12% for the third quarter.

“The third quarter results mark the sixth straight quarter since the reorganization of our bank’s Board of Directors and management team in which the Company has exceeded consensus earnings estimates, and we are on pace to exceed analysts’ full year 2015 consensus earnings estimates,” Mr. Sugarman continued. “The Board and executive management team have set preliminary targets for 2016 that include earnings per share growth of 15%, return on average assets of 1% and return on tangible common equity of 15%. Additionally, in light of the benefits of scale we are beginning to see throughout the business, we are lowering our efficiency ratio target for 2016 by 5% to 65-70%.”

The Company will host a conference call to discuss its third quarter financial results at 8:00 a.m. Pacific Time (PT) on Thursday, October 29, 2015. Interested parties are welcome to attend the conference call by dialing 888-317-6003, and referencing event code 9759464. A live audio webcast will also be available and the webcast link will be posted on the Company’s website under the Investors section. The slide presentation for the call will also be available on the Company’s website prior to the call.

18500 Von Karman Ave. ● Suite 1100 ● Irvine, CA 92612 ● (949) 236-5250 ● www.bancofcal.com

About Banc of California, Inc.

Banc of California, Inc. (NYSE: BANC) provides comprehensive banking services to California’s diverse private businesses, entrepreneurs and homeowners. Banc of California operates over 100 offices in California and the West.

Forward-Looking Statements

This press release includes forward-looking statements within the meaning of the “Safe-Harbor” provisions of the Private Securities Litigation Reform Act of 1995. These statements are necessarily subject to risk and uncertainty and actual results could differ materially from those anticipated due to various factors, including those set forth from time to time in the documents filed or furnished by Banc of California, Inc. with the Securities and Exchange Commission. You should not place undue reliance on forward-looking statements and Banc of California, Inc. undertakes no obligation to update any such statements to reflect circumstances or events that occur after the date on which the forward-looking statement is made.

Source: Banc of California, Inc.

INVESTOR RELATIONS INQUIRIES:	MEDIA INQUIRIES:

Banc of California, Inc.	Vectis Strategies
Timothy Sedabres, (855) 361-2262	David Herbst, (213) 973-4113 x101

Banc of California, Inc.

Consolidated Statements of Financial Condition

(Dollars in thousands)

(Unaudited)

	September 30,	June 30,	March 31,	December 31,	September 30,
	2015	2015	2015	2014	2014
ASSETS
Cash and cash equivalents	$378,963	$458,990	$265,402	$231,199	$184,985
Time deposits in financial institutions	1,900	1,900	1,900	1,900	1,900
Securities available for sale	693,219	487,293	393,586	345,695	310,385
Securities held to maturity	529,532	53,414	—	—	—
Loans held for sale	596,565	746,651	1,240,942	1,187,090	1,127,339
Loans and leases receivable	4,730,077	4,473,095	3,933,715	3,949,122	2,712,068
Allowance for loan and lease losses	(34,774)	(34,787)	(29,345)	(29,480)	(25,283)
Federal Home Loan Bank and other bank stock	40,643	34,187	39,844	42,241	35,432
Servicing rights, net	41,646	34,942	21,829	19,566	11,745
Other real estate owned, net	34	50	498	423	605
Premises and equipment, net	34,689	35,229	78,285	78,685	67,323
Goodwill	39,244	31,591	31,591	31,591	31,591
Other intangible assets, net	20,504	21,905	23,708	25,252	10,829
Deferred income tax (1)	13,388	12,081	14,157	16,373	8,663
Income tax receivable	2,649	3,091	—	—	—
Bank-owned life insurance investment	99,570	19,201	19,154	19,095	19,038
Other assets (1)	68,961	59,049	62,089	52,545	41,206

Total assets	$7,256,810	$6,437,882	$6,097,355	$5,971,297	$4,537,826

LIABILITIES AND STOCKHOLDERS’ EQUITY
Deposits
Noninterest-bearing deposits	$1,011,169	$867,930	$749,129	$662,295	$457,743
Interest-bearing deposits	4,410,821	4,184,260	4,112,863	4,009,536	3,173,967
Deposits held for sale	—	52,820	—	—	—

Total deposits	5,421,990	5,105,010	4,861,992	4,671,831	3,631,710
Advances from Federal Home Loan Bank	830,000	350,000	545,000	633,000	305,000
Other borrowings	—	—	15,000	—	—
Notes payable, net	262,779	264,077	92,668	93,569	95,549
Reserve for loss on repurchased loans	9,098	9,411	8,432	8,303	7,045
Income taxes payable	5,939	—	4,488	56	2,158
Accrued expenses and other liabilities	83,470	75,502	55,615	61,223	49,653

Total liabilities	6,613,276	5,804,000	5,583,195	5,467,982	4,091,115
Commitments and contingent liabilities

Preferred stock, Series A, non-cumulative perpetual	31,934	31,934	31,934	31,934	31,934
Preferred stock, Series B, non-cumulative perpetual	10,000	10,000	10,000	10,000	10,000
Preferred stock, Series C, 8.00% non-cumulative perpetual	37,943	37,943	37,943	37,943	37,943
Preferred stock, Series D, 7.375% non-cumulative perpetual	110,873	110,873	—	—	—
Common stock	393	372	367	358	297
Common stock, class B non-voting non-convertible	—	—	—	6	6
Additional paid-in capital	427,599	425,784	424,636	422,910	371,738
Retained earnings (1)	52,277	45,494	36,880	29,589	24,692
Treasury stock	(29,070)	(29,070)	(29,798)	(29,798)	(29,798)
Accumulated other comprehensive income/(loss), net	1,585	552	2,198	373	(101)

Total stockholders’ equity	643,534	633,882	514,160	503,315	446,711

Total liabilities and stockholders’ equity	$7,256,810	$6,437,882	$6,097,355	$5,971,297	$4,537,826

(1)	Amounts for 2014 periods have been updated to reflect the first quarter 2015 adoption of ASU 2014-1 related to investment in low income housing tax credit.

Banc of California, Inc.

Consolidated Statements of Operations

(Dollars in thousands, except per share data)

(Unaudited)

	Three Months Ended					Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
	2015	2015	2015	2014	2014	2015	2014
Interest and dividend income
Loans, including fees	$60,454	$60,699	$58,155	$52,599	$44,555	$179,308	$128,162
Securities	5,054	2,119	1,927	1,781	1,460	9,100	3,377
Dividends and other interest-earning assets	1,007	2,026	698	700	634	3,731	1,520

Total interest and dividend income	66,515	64,844	60,780	55,080	46,649	192,139	133,059
Interest expense
Deposits	6,395	6,165	6,361	6,440	6,165	18,921	17,971
Federal Home Loan Bank advances	587	290	353	210	118	1,230	317
Notes payable and other interest-bearing liabilities	3,983	4,285	2,069	2,099	2,180	10,337	5,825

Total interest expense	10,965	10,740	8,783	8,749	8,463	30,488	24,113

Net interest income	55,550	54,104	51,997	46,331	38,186	161,651	108,946
Provision for loan and lease losses	735	5,474	—	4,159	2,780	6,209	6,817

Net interest income after provision for loan and lease losses	54,815	48,630	51,997	42,172	35,406	155,442	102,129
Noninterest income
Customer service fees	1,118	1,072	910	651	230	3,100	839
Loan servicing income	(2,254)	2,007	(442)	1,248	924	(689)	2,951
Net gain on sale of securities available for sale	1,750	—	(2)	661	—	1,748	522
Net gain on sale of loans	9,737	7,838	4,472	3,927	10,260	22,047	15,901
Mortgage banking income	37,015	39,403	37,933	25,030	26,943	114,351	70,400
Advisory service fees	2,294	4,435	1,197	6,722	3,264	7,926	6,182
Loan brokerage income	660	661	1,141	2,314	2,033	2,462	6,360
Gain on sale of building	—	9,919	—	—	—	9,919	—
All other income	407	1,358	771	336	444	2,536	1,593

Total noninterest income	50,727	66,693	45,980	40,889	44,098	163,400	104,748
Noninterest expense
Salaries and employee benefits	53,215	56,120	49,771	47,974	41,094	159,106	114,905
Occupancy and equipment	10,109	10,325	9,771	9,512	7,969	30,205	23,931
Professional fees	5,261	6,689	3,435	7,096	4,758	15,385	12,151
Data processing	2,170	2,075	1,835	1,884	1,286	6,080	3,347
Amortization of intangible assets	1,401	1,545	1,544	1,306	890	4,490	2,773
All other expenses (1)	9,587	11,166	9,523	10,448	11,357	30,276	28,145

Total noninterest expense	81,743	87,920	75,879	78,220	67,354	245,542	185,252

Income before income taxes	23,799	27,403	22,098	4,841	12,150	73,300	21,625
Income tax (benefit) expense (1)	9,263	11,479	9,524	(5,269)	903	30,266	1,530

Net income	14,536	15,924	12,574	10,110	11,247	43,034	20,095
Preferred stock dividends	3,040	2,843	910	910	910	6,793	2,730

Net income available to common stockholders	$11,496	$13,081	$11,664	$9,200	$10,337	$36,241	$17,365

Basic earnings per total common share	$0.29	$0.33	$0.30	$0.25	$0.31	$0.95	$0.64
Diluted earnings per total common share	$0.29	$0.32	$0.29	$0.25	$0.31	$0.93	$0.63

(1)	Amounts for 2014 periods have been updated to reflect the first quarter 2015 adoption of ASU 2014-1 related to investment in low income housing tax credit.

Banc of California, Inc.

Selected Financial Data

(Dollars in thousands)

(Unaudited)

	Three Months Ended					Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
	2015	2015	2015	2014	2014	2015	2014
Average balances
Total assets	$6,681,590	$6,253,350	$5,931,426	$5,223,463	$4,391,523	$6,291,536	$4,053,810
Total gross loans and leases	5,271,293	5,254,729	5,139,399	4,534,428	3,829,204	5,222,290	3,559,505
Investment Securities	828,326	402,366	354,475	310,454	257,067	530,124	196,446
Total interest earning assets	6,449,862	5,967,200	5,713,766	5,033,973	4,228,555	6,046,305	3,887,559
Total interest-bearing deposits	4,314,330	4,078,540	4,085,673	3,699,464	3,070,130	4,160,352	2,841,303
Total borrowings	745,959	635,460	583,979	406,531	378,671	655,726	349,794
Total interest bearing liabilities	5,060,289	4,714,000	4,669,652	4,105,995	3,448,801	4,816,078	3,191,097
Total stockholders’ equity	645,713	630,547	517,335	487,578	449,392	598,335	388,474
Profitability and other ratios
Return on average assets (1)	0.86%	1.02%	0.86%	0.77%	1.02%	0.91%	0.66%
Return on average equity (1)	8.93%	10.13%	9.86%	8.23%	9.93%	9.62%	6.92%
Dividend payout ratio (2)	41.38%	36.36%	40.00%	48.00%	38.71%	37.89%	56.25%
Net interest spread	3.23%	3.45%	3.55%	3.49%	3.41%	3.40%	3.57%
Net interest margin (1)	3.42%	3.64%	3.69%	3.65%	3.58%	3.57%	3.75%
Noninterest income to total revenue (3)	47.73%	55.21%	46.93%	46.88%	53.59%	50.27%	49.02%
Noninterest income to average total assets (1)	3.01%	4.28%	3.14%	3.11%	3.98%	3.47%	3.45%
Noninterest expense to average total assets (1)	4.85%	5.64%	5.19%	5.94%	6.08%	5.22%	6.11%
Efficiency ratio (4)	76.92%	72.78%	77.45%	89.68%	81.86%	75.54%	86.69%
Average held for investment loans and leases to average deposits	86.03%	79.87%	81.72%	79.08%	75.39%	82.63%	76.60%
Average investment securities to average total assets	12.40%	6.43%	5.98%	5.94%	5.85%	8.43%	4.85%
Average stockholders’ equity to average total assets	9.66%	10.08%	8.72%	9.33%	10.23%	9.51%	9.58%
Allowance for loan and lease losses (ALLL)
Balance at beginning of period	$34,787	$29,345	$29,480	$25,283	$22,627	$29,480	$18,805
Loans and leases charged off	(788)	(79)	(357)	(25)	(312)	(1,224)	(898)
Recoveries	40	47	222	63	96	309	1,172
Transfer of loans from (to) held-for-sale	—	—	—	—	92	—	(613)
Provision for loan and lease losses	735	5,474	—	4,159	2,780	6,209	6,817

Balance at end of period	$34,774	$34,787	$29,345	$29,480	$25,283	$34,774	$25,283

Annualized net loan charge-offs to average total gross loans held for investment	0.07%	0.00%	0.01%	0.00%	0.03%	0.03%	-0.01%
Reserve for loss on repurchased loans
Balance at beginning of period	$9,411	$8,432	$8,303	$7,045	$6,174	$8,303	$5,427
Provision for loan repurchases	716	1,573	1,328	1,149	1,556	3,617	3,094
Payment for loss reimbursement on sold loans	(1,029)	(594)	(1,199)	109	(685)	(2,822)	(1,476)

Balance at end of period	$9,098	$9,411	$8,432	$8,303	$7,045	$9,098	$7,045

(1)	Ratios are presented on an annualized basis.
(2)	Dividends declared per common share divided by basic earnings per share.
(3)	Total revenue is equal to the sum of net interest income before provision and noninterest income.
(4)	The ratios were calculated by dividing noninterest expense by the sum of net interest income before provision for loan and lease losses and noninterest income.

Banc of California, Inc.

Selected Financial Data, Continued

(Dollars in thousands)

(Unaudited)

	September 30,	June 30,	March 31,	December 31,	September 30,
	2015	2015	2015	2014	2014
Asset quality information and ratios
30 to 89 days delinquent, excluding PCI loans	$48,550	$46,820	$40,641	$40,694	$35,531
90+ days delinquent, excluding PCI loans	23,725	22,855	20,538	16,835	15,672

Total delinquent loans, excluding PCI loans	72,275	69,675	61,179	57,529	51,203

PCI loans, 30 to 89 days delinquent	17,593	17,351	16,375	17,641	18,743
PCI loans, 90+ days delinquent	6,223	8,648	6,986	5,761	4,017

Total delinquent PCI loans	23,816	25,999	23,361	23,402	22,760

Total delinquent loans	$96,091	$95,674	$84,540	$80,931	$73,963

Total delinquent non-PCI loans to total non-PCI loans	1.66%	1.66%	1.66%	1.55%	2.08%
Total delinquent loans to gross loans	2.03%	2.14%	2.15%	2.05%	2.73%

Non-performing loans, excluding PCI loans	$45,188	$42,708	$42,754	$38,381	$38,333
90+ days delinquent and still accruing loans, excluding PCI loans	—	—	—	—	—
Other real estate owned	34	50	498	423	605

Non-performing assets	$45,222	$42,758	$43,252	$38,804	$38,938

ALLL to non-performing loans	76.95%	81.45%	68.64%	76.81%	65.96%
Non-performing loans to gross loans	0.96%	0.95%	1.09%	0.97%	1.41%
Non-performing assets to total assets	0.62%	0.66%	0.71%	0.65%	0.86%

Troubled Debt Restructings (TDRs)
Performing TDRs	$9,378	$7,402	$7,431	$6,346	$5,071
Non-performing TDRs	2,017	1,937	1,964	1,665	2,860

Total TDRs	$11,395	$9,339	$9,395	$8,011	$7,931

Banc of California, Inc.

Selected Financial Data, Continued

(Dollars in thousands)

(Unaudited)

	September 30,	June 30,	March 31,	December 31,	September 30,
	2015	2015	2015	2014	2014
Loan and lease breakdown by ALLL evaluation type
Originated loans and leases
Individually evaluated for impairment	$31,008	$31,791	$29,301	$29,287	$29,030
Collectively evaluated for impairment	2,776,601	2,489,347	1,947,212	1,892,240	1,668,004
Acquired loans through business acquisitions - non-impaired
Individually evaluated for impairment	1,704	8	2,818	4,191	8,004
Collectively evaluated for impairment	1,174,573	1,294,384	1,358,184	1,411,927	377,554
Seasoned SFR mortgage loan pools - non-impaired	373,634	391,193	354,402	364,580	376,575
Acquired with deteriorated credit quality	372,557	266,372	241,798	246,897	252,901

Total loans	$4,730,077	$4,473,095	$3,933,715	$3,949,122	$2,712,068

ALLL breakdown
Originated loans and leases
Individually evaluated for impairment	$512	$686	$1,199	$1,288	$517
Collectively evaluated for impairment	31,419	31,440	25,474	25,263	22,011
Acquired loans through business acquisitions - non-impaired
Individually evaluated for impairment	—	—	—	—	7
Collectively evaluated for impairment	2,637	2,455	2,466	2,906	2,748
Seasoned SFR mortgage loan pools - non-impaired	—	—	—	—	—
Acquired with deteriorated credit quality	206	206	206	23	—

Total ALLL	$34,774	$34,787	$29,345	$29,480	$25,283

Discount on Purchased/Acquired Loans
Acquired loans through business acquisitions - non-impaired	$21,759	$15,245	$16,877	$17,866	$6,512
Seasoned SFR mortgage loan pools - non-impaired	27,699	29,201	28,967	29,955	30,811
Acquired with deteriorated credit quality	41,280	52,394	53,381	55,865	57,961

Total Discount	$90,738	$96,840	$99,225	$103,686	$95,284

Ratios
To originated loans:
Individually evaluated for impairment	1.65%	2.16%	4.09%	4.40%	1.78%
Collectively evaluated for impairment (1)	1.13%	1.26%	1.31%	1.34%	1.32%
Total ALLL	1.14%	1.27%	1.35%	1.38%	1.33%
To originated and acquired non-impaired loans:
Individually evaluated for impairment	1.57%	2.16%	3.73%	3.85%	1.41%
Collectively evaluated for impairment	0.86%	0.90%	0.85%	0.85%	1.21%
Total ALLL	0.87%	0.91%	0.87%	0.88%	1.21%
Total ALLL and discount (2)	1.41%	1.31%	1.38%	1.42%	1.53%
To total loans:
Individually evaluated for impairment	1.57%	2.16%	3.73%	3.85%	1.41%
Collectively evaluated for impairment	0.79%	0.81%	0.76%	0.77%	1.02%
Total ALLL	0.74%	0.78%	0.75%	0.75%	0.93%
Total ALLL and discount (2)	2.65%	2.94%	3.27%	3.37%	4.45%

(1)	For the three months ended June 30, 2015 and March 31, 2015, the ratios included an unallocated allowance for loan and lease losses of $2.2 million and $364 thousand. Without the unallocated, the ratios are 1.17% and 1.29% for the three months ended June 30, 2015 and March 31, 2015, respectively.
(2)	The ratios were calculated by dividing a sum of ALLL and discounts by carrying value of loans.

Banc of California, Inc.

Selected Financial Data, Continued

(Dollars in thousands)

(Unaudited)

	September 30,	June 30,	March 31,	December 31,	September 30,
	2015	2015	2015	2014	2014
Composition of held for investment loans and leases
Commercial real estate	$690,862	$807,146	$975,734	$999,857	$521,867
Multi-family	823,415	696,768	940,053	955,683	367,364
Construction	39,475	32,022	38,081	42,198	25,997
Commercial and industrial	822,690	771,477	489,229	490,900	366,416
SBA	52,985	56,887	48,254	36,155	25,729
Lease financing	162,504	131,189	102,012	85,749	72,027

Total commercial loans	2,591,931	2,495,489	2,593,363	2,610,542	1,379,400

Single family residential mortgage	2,013,450	1,840,924	1,169,134	1,171,662	1,191,021
Other consumer	124,696	136,682	171,218	166,918	141,647

Total consumer loans	2,138,146	1,977,606	1,340,352	1,338,580	1,332,668

Total gross loans and leases	$4,730,077	$4,473,095	$3,933,715	$3,949,122	$2,712,068

Composition percentage of held for investment loans and leases
Commercial real estate	14.6%	18.0%	24.8%	25.3%	19.2%
Multi-family	17.4%	15.6%	23.9%	24.2%	13.5%
Construction	0.8%	0.7%	1.0%	1.1%	1.0%
Commercial and industrial	17.4%	17.2%	12.4%	12.4%	13.5%
SBA	1.1%	1.3%	1.2%	0.9%	0.9%
Lease financing	3.4%	2.9%	2.6%	2.2%	2.7%

Total commercial loans	54.7%	55.7%	65.9%	66.1%	50.8%

Single family residential mortgage	42.7%	41.2%	29.7%	29.7%	44.0%
Other consumer	2.6%	3.1%	4.4%	4.2%	5.2%

Total consumer loans	45.3%	44.3%	34.1%	33.9%	49.2%

Total gross loans and leases	100.0%	100.0%	100.0%	100.0%	100.0%

Composition of deposits
Noninterest-bearing checking	$1,011,169	$880,766	$749,129	$662,295	$457,743
Interest-bearing checking	1,458,208	1,002,443	1,032,482	1,054,828	779,704
Money market	1,238,180	1,393,751	1,136,562	1,074,432	769,291
Savings	814,230	843,274	898,483	985,646	932,133
Certificates of deposit	900,203	984,776	1,045,336	894,630	692,839

Total deposits	$5,421,990	$5,105,010	$4,861,992	$4,671,831	$3,631,710

Composition percentage of deposits
Noninterest-bearing checking	18.6%	17.3%	15.4%	14.2%	12.6%
Interest-bearing checking	26.9%	19.6%	21.2%	22.6%	21.5%
Money market	22.8%	27.3%	23.4%	23.0%	21.2%
Savings	15.0%	16.5%	18.5%	21.1%	25.6%
Certificates of deposit	16.7%	19.3%	21.5%	19.1%	19.1%

Total deposits	100.0%	100.0%	100.0%	100.0%	100.0%

Banc of California, Inc.

Average Balance, Average Yield Earned, and Average Cost Paid

(Dollars in thousands)

(Unaudited)

	Three Months Ended
	September 30, 2015			June 30, 2015			March 31, 2015
	Average		Yield	Average		Yield	Average		Yield
	Balance	Interest	/ Cost	Balance	Interest	/ Cost	Balance	Interest	/ Cost
Interest earning assets
Loans held for sale and SFR mortgage	$1,966,373	$18,123	3.66%	$1,959,738	$18,984	3.89%	$1,868,085	$17,477	3.79%
Seasoned SFR mortgage loan pools	689,666	10,901	6.27%	591,460	9,690	6.57%	591,724	9,413	6.45%
Commercial real estate, multi-family, and construction	1,568,975	17,643	4.46%	1,848,780	21,552	4.68%	1,956,830	22,508	4.66%
Commercial and industrial, SBA, and lease financing	914,811	12,125	5.26%	697,291	8,871	5.10%	572,726	7,239	5.13%
Other consumer	131,468	1,662	5.02%	157,460	1,602	4.08%	150,034	1,518	4.10%

Gross loans and leases	5,271,293	60,454	4.55%	5,254,729	60,699	4.63%	5,139,399	58,155	4.59%
Securities	828,326	5,054	2.42%	402,366	2,119	2.11%	354,475	1,927	2.20%
Other interest-earning assets	350,243	1,007	1.14%	310,105	2,026	2.62%	219,892	698	1.29%

Total interest-earning assets	6,449,862	66,515	4.09%	5,967,200	64,844	4.36%	5,713,766	60,780	4.31%
Allowance for loan and lease losses	(34,810)			(29,445)			(29,623)
BOLI and non-interest earning assets	266,538			315,595			247,283

Total assets	$6,681,590			$6,253,350			$5,931,426

Interest-bearing liabilities
Savings	$832,006	$1,575	0.75%	$867,532	$1,606	0.74%	$945,530	$1,748	0.75%
Interest-bearing checking	1,282,066	2,273	0.70%	1,012,211	1,996	0.79%	1,042,895	2,041	0.79%
Money market	1,294,554	1,337	0.41%	1,142,858	1,028	0.36%	1,092,987	958	0.36%
Certificates of deposit	905,704	1,210	0.53%	1,055,939	1,535	0.58%	1,004,261	1,614	0.65%

Total interest-bearing deposits	4,314,330	6,395	0.59%	4,078,540	6,165	0.61%	4,085,673	6,361	0.63%
FHLB advances	476,848	587	0.49%	375,385	290	0.31%	487,600	353	0.29%
Long-term debt and other interest-bearing liabilities	269,111	3,983	5.87%	260,075	4,285	6.61%	96,379	2,069	8.71%

Total interest-bearing liabilities	5,060,289	10,965	0.86%	4,714,000	10,740	0.91%	4,669,652	8,783	0.76%
Noninterest-bearing deposits	916,670			859,420			682,492
Non-interest-bearing liabilities	58,918			49,383			61,947

Total liabilities	6,035,877			5,622,803			5,414,091
Total stockholders’ equity	645,713			630,547			517,335

Total liabilities and stockholders’ equity	$6,681,590			$6,253,350			$5,931,426

Net interest income/spread		$55,550	3.23%		$54,104	3.45%		$51,997	3.55%

Net interest margin			3.42%			3.64%			3.69%

Ratio of interest-earning assets to interest-bearing liabilities	127.46%			126.58%			122.36%

Total deposits	$5,231,000	$6,395	0.49%	$4,937,960	$6,165	0.50%	$4,768,165	$6,361	0.54%
Total funding (1)	$5,976,959	$10,965	0.73%	$5,573,420	$10,740	0.77%	$5,352,144	$8,783	0.67%

(1)	Total funding is the sum of interest-bearing liabilities and noninterest-bearing deposits. The cost of total funding is calculated as annualized total interest expense divided by average total funding.

Banc of California, Inc.

Average Balance, Average Yield Earned, and Average Cost Paid, Continued

(Dollars in thousands)

(Unaudited)

	Three Months Ended
	December 31, 2014			September 30, 2014
	Average		Yield	Average		Yield
	Balance	Interest	/ Cost	Balance	Interest	/ Cost
Interest earning assets
Loans held for sale and SFR mortgage	$1,778,112	$16,741	3.74%	$1,757,890	$16,979	3.83%
Seasoned SFR mortgage loan pools	606,879	9,605	6.28%	675,083	11,753	6.91%
Commercial real estate, multi-family, and construction	1,486,406	17,993	4.80%	827,934	9,592	4.60%
Commercial and industrial, SBA, and lease financing	523,194	6,192	4.70%	451,992	5,060	4.44%
Other consumer	139,837	2,068	5.87%	116,305	1,171	3.99%

Gross loans and leases	4,534,428	52,599	4.60%	3,829,204	44,555	4.62%
Securities	310,454	1,781	2.28%	257,067	1,460	2.25%
Other interest-earning assets	189,091	700	1.47%	142,284	634	1.77%

Total interest-earning assets	5,033,973	55,080	4.34%	4,228,555	46,649	4.38%
Allowance for loan and lease losses	(26,105)			(23,266)
BOLI and non-interest earning assets	215,595			186,234

Total assets	$5,223,463			$4,391,523

Interest-bearing liabilities
Savings	$960,253	$1,963	0.81%	$953,925	$2,215	0.92%
Interest-bearing checking	937,623	2,078	0.88%	745,635	2,037	1.08%
Money market	964,414	841	0.35%	681,576	673	0.39%
Certificates of deposit	837,174	1,558	0.74%	688,994	1,240	0.71%

Total interest-bearing deposits	3,699,464	6,440	0.69%	3,070,130	6,165	0.80%
FHLB advances	307,859	210	0.27%	276,739	118	0.17%
Long-term debt and other interest-bearing liabilities	98,672	2,099	8.44%	101,932	2,180	8.48%

Total interest-bearing liabilities	4,105,995	8,749	0.85%	3,448,801	8,463	0.97%
Noninterest-bearing deposits	577,623			448,825
Non-interest-bearing liabilities	52,267			44,505

Total liabilities	4,735,885			3,942,131
Total stockholders’ equity	487,578			449,392

Total liabilities and stockholders’ equity	$5,223,463			$4,391,523

Net interest income/spread		$46,331	3.49%		$38,186	3.41%

Net interest margin			3.65%			3.58%

Ratio of interest-earning assets to interest-bearing liabilities	122.60%			122.61%

Total deposits	$4,277,087	$6,440	0.60%	$3,518,955	$6,165	0.70%
Total funding (1)	$4,683,618	$8,749	0.76%	$3,897,626	$8,463	0.88%

(1)	Total funding is the sum of interest-bearing liabilities and noninterest-bearing deposits. The cost of total funding is calculated as annualized total interest expense divided by average total funding.

Banc of California, Inc.

Average Balance, Average Yield Earned, and Average Cost Paid, Continued

(Dollars in thousands)

(Unaudited)

	Nine Months Ended
	September 30, 2015			September 30, 2014
	Average		Yield	Average		Yield
	Balance	Interest	/ Cost	Balance	Interest	/ Cost
Interest earning assets
Loans held for sale and SFR mortgage	$1,931,759	$54,584	3.78%	$1,583,494	$45,527	3.84%
Seasoned SFR mortgage loan pools	624,642	30,004	6.42%	708,814	36,548	6.89%
Commercial real estate, multi-family, and construction	1,790,108	61,703	4.61%	749,350	26,501	4.73%
Commercial and industrial, SBA, and lease financing	729,529	28,234	5.17%	409,624	16,367	5.34%
Other consumer	146,252	4,783	4.37%	108,223	3,219	3.98%

Gross loans and leases	5,222,290	179,308	4.59%	3,559,505	128,162	4.81%
Securities	530,124	9,100	2.30%	196,446	3,377	2.30%
Other interest-earning assets	293,891	3,731	1.70%	131,608	1,520	1.54%

Total interest-earning assets	6,046,305	192,139	4.25%	3,887,559	133,059	4.58%
Allowance for loan and lease losses	(31,312)			(21,089)
BOLI and non-interest earning assets	276,543			187,340

Total assets	$6,291,536			$4,053,810

Interest-bearing liabilities
Savings	$881,273	$4,929	0.75%	$970,348	$7,156	0.99%
Interest-bearing checking	1,113,267	6,309	0.76%	666,926	5,552	1.11%
Money market	1,177,538	3,324	0.38%	600,818	1,948	0.43%
Certificates of deposit	988,274	4,359	0.59%	603,211	3,315	0.73%

Total interest-bearing deposits	4,160,352	18,921	0.61%	2,841,303	17,971	0.85%
FHLB advances	446,571	1,230	0.37%	254,322	317	0.17%
Long-term debt and other interest-bearing liabilities	209,155	10,337	6.61%	95,472	5,825	8.16%

Total interest-bearing liabilities	4,816,078	30,488	0.85%	3,191,097	24,113	1.01%
Noninterest-bearing deposits	820,385			431,160
Non-interest-bearing liabilities	56,738			43,079

Total liabilities	5,693,201			3,665,336
Total stockholders’ equity	598,335			388,474

Total liabilities and stockholders’ equity	$6,291,536			$4,053,810

Net interest income/spread		$161,651	3.40%		$108,946	3.57%

Net interest margin			3.57%			3.75%

Ratio of interest-earning assets to interest-bearing liabilities	125.54%			121.83%

Total deposits	$4,980,737	$18,921	0.51%	$3,272,463	$17,971	0.73%
Total funding (1)	$5,636,463	$30,488	0.72%	$3,622,257	$24,113	0.89%

(1)	Total funding is the sum of interest-bearing liabilities and noninterest-bearing deposits. The cost of total funding is calculated as annualized total interest expense divided by average total funding.

Banc of California, Inc.

Capital Ratios

(Unaudited)

	September 30,	June 30,	March 31,	December 31,	September 30,
	2015	2015	2015 (1)	2014	2014
Capital Ratios
Banc of California, Inc.
Total risk-based capital ratio:	12.56%	14.01%	11.55%	11.28%	14.97%
Tier 1 risk-based capital ratio:	12.06%	13.19%	10.83%	10.54%	14.03%
Common equity tier 1 capital ratio (1)	8.19%	8.96%	9.01%	N/A	N/A
Tier 1 leverage ratio:	8.97%	9.55%	7.99%	8.57%	9.28%
Banc of California, NA
Total risk-based capital ratio:	14.93%	14.86%	13.58%	12.04%	15.75%
Tier 1 risk-based capital ratio:	14.19%	14.04%	12.86%	11.29%	14.8%
Common equity tier 1 capital ratio (1)	14.19%	14.04%	12.86%	N/A	N/A
Tier 1 leverage ratio:	10.53%	10.26%	9.49%	9.17%	9.8%

(1)	From the first quarter of 2015, BASEL III common equity tier 1 capital ratio is required.

Banc of California, Inc.

Non-GAAP Measures

(Dollars in thousands, except per share data)

(Unaudited)

Non-GAAP performance measure:

Tangible common equity to tangible assets ratio and return on average tangible common equity are supplemental financial information determined by a method other than in accordance with U.S. generally accepted accounting principles (“GAAP”). These non-GAAP measures are used by management in the analysis of Banc of California, Inc.’s capital strength and performance of businesses. Tangible equity is calculated by subtracting goodwill and other intangible assets from total stockholders’ equity. Banking and financial institution regulators also exclude goodwill and other intangible assets from total stockholders’ equity when assessing the capital adequacy of a financial institution. Management believes the presentation of this financial measure excluding the impact of these items provides useful supplemental information that is essential to a proper understanding of the capital strength of Banc of California, Inc. This disclosure should not be viewed as a substitution for results determined in accordance with GAAP, nor is it necessarily comparable to non-GAAP performance measures that may be presented by other companies.

The following tables reconcile this non-GAAP performance measures to the GAAP performance measures for the periods indicated:

	September 30,	June 30,	March 31,	December 31,	September 30,
	2015	2015	2015	2014	2014
Tangible common equity to tangible assets ratio
Total assets	$7,256,810	$6,437,882	$6,097,355	$5,971,297	$4,537,826
Less goodwill	(39,244)	(31,591)	(31,591)	(31,591)	(31,591)
Less other intangible assets	(20,504)	(21,905)	(23,708)	(25,252)	(10,829)

Tangible assets	$7,197,062	$6,384,386	$6,042,056	$5,914,454	$4,495,406

Total stockholders’ equity	$643,534	$633,882	$514,160	$503,315	$446,711
Less preferred stock	(190,750)	(190,750)	(79,877)	(79,877)	(79,877)
Less goodwill	(39,244)	(31,591)	(31,591)	(31,591)	(31,591)
Less other intangible assets	(20,504)	(21,905)	(23,708)	(25,252)	(10,829)

Tangible common equity	$393,036	$389,636	$378,984	$366,595	$324,414

Total stockholders’ equity to total assets	8.87%	9.85%	8.43%	8.43%	9.84%
Tangible common equity to tangible assets	5.46%	6.10%	6.27%	6.20%	7.22%

Common stock outstanding	37,751,445	35,647,476	35,063,199	34,190,740	28,023,701
Class B non-voting non-convertible common stock outstanding	—	—	11	609,195	602,783

Total common stock outstanding	37,751,445	35,647,476	35,063,210	34,799,935	28,626,484

Minimum number of shares issuable under purchase contracts (1)	828,246	2,883,892	2,984,367	3,215,538	4,198,425

Total common stock outstanding and shares issuable under purchase contracts	38,579,691	38,531,368	38,047,577	38,015,473	32,824,909

(1) Purchase contracts relating to the tangible equity units

Tangible common equity per common stock	$10.41	$10.93	$10.81	$10.53	$11.33
Book value per common stock	$11.99	$12.43	$12.39	$12.17	$12.81

Tangible equity per common stock and shares issuable under purchase contracts	$10.19	$10.11	$9.96	$9.64	$9.88
Book value per common stock and shares issuable under purchase contracts	$11.74	$11.50	$11.41	$11.14	$11.18

Banc of California, Inc.

Non-GAAP Measures, Continued

(Dollars in thousands, except per share data)

(Unaudited)

	Three Months Ended					Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
	2015	2015	2015	2014	2014	2015	2014
Return on tangible common equity
Average total stockholders’ equity	$645,713	$630,547	$517,335	$487,578	$449,392	$598,335	$388,474
Less average preferred stock	(190,750)	(182,233)	(79,877)	(79,877)	(79,877)	(151,360)	(79,877)
Less average goodwill	(31,674)	(31,591)	(31,591)	(33,129)	(32,209)	(31,619)	(32,056)
Less average other intangible assets	(21,320)	(23,032)	(24,720)	(13,611)	(10,634)	(23,012)	(11,108)

Average tangible common equity	$401,969	$393,691	$381,147	$360,961	$326,672	$392,344	$265,433

Net income	$14,536	$15,924	$12,574	$10,110	$11,247	$43,034	$20,095
Less preferred stock dividends	(3,040)	(2,843)	(910)	(910)	(910)	(6,793)	(2,730)
Add tax-effected amortization of intangible assets (1)	911	1,004	1,004	849	579	2,919	1,802
Add tax-effected impairment on intangible assets (1)	—	168	—	31	—	168	—

Net income available to common stockholders	$12,407	$14,253	$12,668	$10,080	$10,916	$39,328	$19,167

(1) Utilized a 35% effective tax rate

Return on average equity	8.93%	10.13%	9.86%	8.23%	9.93%	9.62%	6.92%
Return on average tangible common equity	12.25%	14.52%	13.48%	11.08%	13.26%	13.40%	9.65%